(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
January 31, 2002


Merrill Lynch
Mid Cap Value Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Mid Cap Value Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH MID CAP VALUE FUND


Important Tax Information

The following information summarizes all per share distributions paid by Merrill Lynch Mid Cap Value Fund during the year ended
January 31, 2002:

                                           Qualifying     Non-Qualifying     Total      Long-Term
               Record         Payable       Ordinary         Ordinary       Ordinary     Capital
                Date            Date         Income           Income         Income       Gains
Class A:      7/10/2001       7/16/2001     $.105069         $.512548      $.617617      $.049513
             12/13/2001      12/19/2001     $.013424         $.045049      $.058473      $.001733

Class B:      7/10/2001       7/16/2001     $.103621         $.505485      $.609106      $.049513
             12/13/2001      12/19/2001        --               --             --        $.001733

Class C:      7/10/2001       7/16/2001     $.103409         $.504454      $.607863      $.049513
             12/13/2001      12/19/2001        --               --             --        $.001733

Class D:      7/10/2001       7/16/2001     $.104814         $.511308      $.616122      $.049513
             12/13/2001      12/19/2001     $.007816         $.026228      $.034044      $.001733



The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.



Merrill Lynch Mid Cap Value Fund, January 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
During the fiscal year ended January 31, 2002, Merrill Lynch Mid Cap Value Fund significantly outperformed the unmanaged Standard & Poor's (S&P) MidCap 400 Index. For the fiscal year ended January 31, 2002, total returns for the Fund's Class A, Class B, Class C, and Class D Shares were +10.56%, +9.45%, +9.38% and +10.31%, respectively, compared to the total return of -3.30% for the unmanaged S&P MidCap 400 Index. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information can be found on pages
4 - 6 of this report to shareholders.)

The S&P MidCap 400 Index declined slightly for the 12 months ended January 31, 2002. However, mid cap stocks outperformed large cap stocks for the second consecutive year. The S&P 500 Index declined by 16.17% over the period versus the modest 3.30% decline in the S&P MidCap 400 Index. Stocks exhibited extreme volatility during the 12-month period. The broad market trended lower through March 2001, based on concerns about an economic slowdown in the United States. Aggressive interest rate cuts by the Federal Reserve Board sparked optimism for a quick economic recovery, leading to a sharp upward move in stocks that lasted through the end of May 2001. Stocks declined late in the summer, as investors feared a prolonged economic downturn.

The tragic events of September 11 accelerated the selling pressure, pushing the market to its low on September 21, 2001. The last four months of the fiscal year showed a complete reversal, with mid cap growth stocks significantly outperforming mid cap value stocks.

The Fund's performance benefited from favorable stock selection, with strong gains in industrial, consumer discretionary, financial, health care, and information technology stocks. Fund performance was slightly hindered by poor stock selection in the utility sector. Relative to the S&P MidCap 400 Index, an underweighted position in the telecommunications services sector also benefited investment results. During the second half of the year, we significantly reduced Fund investments across a range of industries. We sold holdings in financial services, consumer staples, and energy stocks during December, as the market rebound caused many of our holdings to reach or exceed our established price targets. We also reduced the Fund's technology exposure from peak levels. Partially offsetting these moves, we purchased new stocks in the health care and consumer discretionary sectors.

Individual stocks that most benefited the Fund's performance included shares of J.D. Edwards & Company, Network Associates, Inc., Heller Financial Inc., and Boston Scientific Corporation. Shares of enterprise software provider, J.D. Edwards, rallied sharply as license revenues for the October quarter surpassed the range of analysts' estimates. We continue to hold shares of J.D. Edwards amid signs of improvement in the company's end markets. However, the position was reduced, and J.D. Edwards on January 31, 2002 was no longer one of the Fund's ten largest investments. Shares of Network Associates also contributed significantly to performance. During the period, the stock price of Network Associates climbed nearly 300% as market conditions for anti-virus software improved and new management produced positive changes in the company's operations. In October 2001, General Electric Company acquired Heller Financial, a diversified financial services company, at a substantial premium. Boston Scientific, a leading medical device manufacturer, benefited from the favorable development of a new line of drug-coated cardiac stents.

The Fund's performance during the year was hindered somewhat by investments in Knight Trading Group, a market-maker in NASDAQ securities, and FileNet Corp., a developer of web-based software for large businesses. We maintain our investment in Knight Trading, based on the company's market leading position and our confidence in management's ability to improve earnings in the months ahead.

On January 31, 2002, the Fund's largest absolute commitment was in the information technology sector, followed by the industrial and consumer discretionary sectors. The Fund's most overweighted position relative to the S&P MidCap 400 Index was in the industrial sector, while its most underweighted position was in financial services. The Fund's sector weights reflect our positive outlook for the US economy and our expectation that economically sensitive sectors will outperform the overall market during the coming year.


In Conclusion
We are pleased that Merrill Lynch Mid Cap Value Fund delivered favorable returns for the fiscal year. During this period, value stocks outperformed growth stocks. Uncertainty surrounding the timing of an economic recovery, combined with the media's focus on recent corporate bankruptcies and accounting improprieties, will likely add to the stock market's volatility in the months ahead. During these turbulent times, we will seek to capitalize on market volatility to identify attractive new opportunities where we believe that share prices are unduly depressed.

We thank you for your continued investment in Merrill Lynch Mid Cap Value Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(R. Elise Baum)
R. Elise Baum
Senior Vice President and Portfolio Manager



March 11, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



PORTFOLIO INFORMATION (unaudited)


As of January 31, 2002


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Raytheon Company                            2.4%
Becton, Dickinson and Company               2.0
Vignette Corporation                        1.9
Parametric Technology Corporation           1.9
Boston Scientific Corporation               1.8
Convergys Corporation                       1.8
The Interpublic Group of Companies, Inc.    1.8
Charter One Financial, Inc.                 1.7
Quintiles Transnational Corp.               1.7
Banknorth Group, Inc.                       1.7



                                       Percent of
Five Largest Industries                Net Assets

Commercial Services & Supplies              8.9%
Software                                    6.5
Media                                       6.1
Health Care Equipment & Supplies            5.9
Oil & Gas                                   5.6



Merrill Lynch Mid Cap Value Fund, January 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Fund++ Class A and Class B Shares* compared to a similar investment in S&P MidCap 400 Index++++, Lipper Mid-Cap Value Funds Average++++++ and S&P 500 Index++++++++. Values illustrated are as follows :


ML Mid Cap Value Fund++
Class A Shares*

Date                       Value

02/01/1995**             $ 9,475.00
January 1996             $11,379.00
January 1997             $14,019.00
January 1998             $16,419.00
January 1999             $17,816.00
January 2000             $18,274.00
January 2001             $24,489.00
January 2002             $27,075.00


ML Mid Cap Value Fund++
Class B Shares*

Date                       Value

02/01/1995**             $10,000.00
January 1996             $11,889.00
January 1997             $14,480.00
January 1998             $16,784.00
January 1999             $18,013.00
January 2000             $18,274.00
January 2001             $24,213.00
January 2002             $26,501.00


S&P MidCap 400 Index++++

Date                       Value

02/28/1995**             $10,000.00
January 1996             $12,493.00
January 1997             $15,230.00
January 1998             $19,044.00
January 1999             $22,224.00
January 2000             $25,781.00
January 2001             $31,866.00
January 2002             $30,816.00


Lipper Mid-Cap Value Funds Average++++++

Date                       Value

02/28/1995**             $10,000.00
January 1996             $12,294.00
January 1997             $15,160.00
January 1998             $18,371.00
January 1999             $18,637.00
January 2000             $19,373.00
January 2001             $24,747.00
January 2002             $26,430.00


S&P 500 Index++++++++

Date                       Value

02/28/1995**             $10,000.00
January 1996             $13,346.00
January 1997             $16,862.00
January 1998             $21,400.00
January 1999             $28,353.00
January 2000             $31,286.00
January 2001             $31,004.00
January 2002             $25,992.00



A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Fund++ Class C and Class D Shares* compared to a similar investment in S&P MidCap 400 Index++++, Lipper Mid-Cap Value Funds Average++++++ and S&P 500 Index++++++++. Values illustrated are as follows :


ML Mid Cap Value Fund++
Class C Shares*

Date                       Value

02/01/1995**             $10,000.00
January 1996             $11,889.00
January 1997             $14,483.00
January 1998             $16,790.00
January 1999             $18,004.00
January 2000             $18,252.00
January 2001             $24,193.00
January 2002             $26,462.00


ML Mid Cap Value Fund++
Class D Shares*

Date                       Value

02/01/1995**             $ 9,475.00
January 1996             $11,360.00
January 1997             $13,952.00
January 1998             $16,308.00
January 1999             $17,644.00
January 2000             $18,059.00
January 2001             $24,138.00
January 2002             $26,627.00


S&P MidCap 400 Index++++

Date                       Value

02/28/1995**             $10,000.00
January 1996             $12,493.00
January 1997             $15,230.00
January 1998             $19,044.00
January 1999             $22,224.00
January 2000             $25,781.00
January 2001             $31,866.00
January 2002             $30,816.00


Lipper Mid-Cap Value Funds Average++++++

Date                       Value

02/28/1995**             $10,000.00
January 1996             $12,294.00
January 1997             $15,160.00
January 1998             $18,371.00
January 1999             $18,637.00
January 2000             $19,373.00
January 2001             $24,747.00
January 2002             $26,430.00


S&P 500 Index++++++++

Date                       Value

02/28/1995**             $10,000.00
January 1996             $13,346.00
January 1997             $16,862.00
January 1998             $21,400.00
January 1999             $28,353.00
January 2000             $31,286.00
January 2001             $31,004.00
January 2002             $25,992.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Mid Cap Value Fund invests in common stocks of mid cap companies.
++++This unmanaged Index measures the performance of the mid-size company segment of the US market. The starting date for the Index in each graph is from 2/28/95.
++++++Lipper Mid-Cap Value Funds Average is comprised of funds that, by practice, invest at least 75% of their equity assets with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. The starting date for the Average in each graph is from 2/28/95.
++++++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in each graph is from 2/28/95.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/01                   +25.79%        +19.19%
Five Years Ended 12/31/01                 +15.21         +13.97
Inception (2/01/95) through12/31/01       +16.69         +15.78

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                   +24.37%        +20.37%
Five Years Ended 12/31/01                 +13.95         +13.71
Inception (2/01/95) through 12/31/01      +15.43         +15.43

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                   +24.32%        +23.32%
Five Years Ended 12/31/01                 +13.91         +13.91
Inception (2/01/95) through 12/31/01      +15.41         +15.41

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/01                   +25.48%        +18.89%
Five Years Ended 12/31/01                 +14.90         +13.67
Inception (2/01/95) through 12/31/01      +16.41         +15.50

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Mid Cap Value Fund, January 31, 2002


PERFORMANCE DATA (concluded)

Recent
Performance
Results*


                                            6-Month           12-Month      Since Inception
As of January 31, 2002                    Total Return      Total Return      Total Return
ML Mid Cap Value Fund Class A Shares         +6.59%            +10.56%          +185.75%
ML Mid Cap Value Fund Class B Shares         +6.00             + 9.45           +165.01
ML Mid Cap Value Fund Class C Shares         +6.01             + 9.38           +164.66
ML Mid Cap Value Fund Class D Shares         +6.46             +10.31           +181.03

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 2/01/95.


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)


NORTH                              Shares                                                                        Percent of
AMERICA      Industries             Held                             Investments                         Value   Net Assets
Canada       Auto Components        38,500   Magna International, Inc. (Class A)                       $  2,500,575    0.7%

             Hotels, Restaurants    38,700   Four Seasons Hotels Inc.                                     1,702,413     0.5
             & Leisure

                                             Total Investments in Canada (Cost--$3,866,863)               4,202,988     1.2

United       Aerospace &           112,900   The Boeing Company                                           4,623,255     1.3
States       Defense                22,000   Lockheed Martin Corporation                                  1,165,340     0.3
                                    16,900   Northrop Grumman Corporation                                 1,886,209     0.6
                                   220,200   Raytheon Company                                             8,427,054     2.4
                                                                                                       ------------    ----
                                                                                                         16,101,858     4.6

             Auto Components        20,000   ++Lear Corporation                                             803,200     0.2

             Banks                 249,100   Banknorth Group, Inc.                                        5,891,215     1.7
                                   204,523   Charter One Financial, Inc.                                  6,090,695     1.7
                                   177,975   First Midwest Bancorp, Inc.                                  5,100,764     1.5
                                                                                                       ------------    ----
                                                                                                         17,082,674     4.9

             Biotechnology          47,400   ++COR Therapeutics, Inc.                                       886,854     0.3
                                    69,700   ++Diversa Corporation                                          832,915     0.2
                                    38,100   ++Imclone Systems                                              729,996     0.2
                                    84,100   ++Maxygen Inc.                                               1,126,940     0.3
                                    29,900   ++MedImmune, Inc.                                            1,265,966     0.4
                                    52,400   ++Millennium Pharmaceuticals, Inc.                             996,124     0.3
                                    99,800   ++Vical Incorporated                                         1,021,952     0.3
                                                                                                       ------------    ----
                                                                                                          6,860,747     2.0

             Commercial            263,600   ++Cendant Corporation                                        4,607,728     1.3
             Services &            200,300   ++Convergys Corporation                                      6,347,507     1.8
             Supplies               38,500   ++DeVry, Inc.                                                1,174,635     0.4
                                    63,200   Deluxe Corporation                                           2,907,832     0.8
                                    15,200   Equifax Inc.                                                   382,736     0.1
                                    40,680   Global Payments Inc.                                         1,461,226     0.4
                                   283,200   IMS Health Incorporated                                      5,649,840     1.6
                                   100,900   NDCHealth Corporation                                        3,201,557     0.9
                                   149,000   ++Valassis Communications, Inc.                              5,507,040     1.6
                                                                                                       ------------    ----
                                                                                                         31,240,101     8.9

             Communications        100,000   ++3Com Corporation                                             593,000     0.2
             Equipment              35,200   ++Harmonic Inc.                                                468,864     0.1
                                   206,400   ++Juniper Networks, Inc.                                     3,159,984     0.9
                                   102,100   Scientific-Atlanta, Inc.                                     2,703,608     0.8
                                                                                                       ------------    ----
                                                                                                          6,925,456     2.0

             Computers &           246,800   ++Maxtor Corporation                                         1,628,880     0.5
             Peripherals             6,900   ++Synaptics Incorporated                                        89,562     0.0
                                                                                                       ------------    ----
                                                                                                          1,718,442     0.5

             Diversified           558,900   ++Knight Trading Group, Inc.                                 5,644,890     1.6
             Financials

             Electric               70,200   Cinergy Corp.                                                2,267,460     0.6
             Utilities

             Electronic             89,100   ++Ingram Micro Inc. (Class A)                                1,603,800     0.4
             Equipment &            66,400   ++Plexus Corporation                                         1,613,520     0.5
             Instruments            70,000   ++Sanmina Corporation                                        1,026,900     0.3
                                   331,700   Symbol Technologies, Inc.                                    5,141,350     1.5
                                    36,500   ++Tech Data Corporation                                      1,838,505     0.5
                                                                                                       ------------    ----
                                                                                                         11,224,075     3.2

             Energy Equipment      139,900   Diamond Offshore Drilling, Inc.                              4,026,322     1.1
             & Service

             Food Products         333,795   Archer-Daniels-Midland Company                               4,653,102     1.3
                                    61,676   ++Dean Foods Company                                         4,033,610     1.1
                                                                                                       ------------    ----
                                                                                                          8,686,712     2.4

             Gas Utilities          53,050   El Paso Corporation                                          2,013,247     0.6

             Health Care           153,500   Bausch & Lomb Incorporated                                   5,794,625     1.6
             Equipment &           191,600   Becton, Dickinson and Company                                6,939,752     2.0
             Supplies               50,700   Biomet, Inc.                                                 1,625,949     0.5
                                   286,200   ++Boston Scientific Corporation                              6,430,914     1.8
                                                                                                       ------------    ----
                                                                                                         20,791,240     5.9

             Health Care           113,200   ++Caremark Rx, Inc.                                          1,867,800     0.5
             Providers &            24,000   ++Express Scripts, Inc. (Class A)                            1,098,960     0.3
             Services              134,500   McKesson HBOC, Inc.                                          5,178,250     1.5
                                   369,900   ++Quintiles Transnational Corp.                              5,922,099     1.7
                                   408,900   ++WebMD Corporation                                          3,222,132     0.9
                                                                                                       ------------    ----
                                                                                                         17,289,241     4.9

             Hotels,               137,500   ++Outback Steakhouse, Inc.                                   5,101,250     1.5
             Restaurants
             & Leisure

             Household Durables     22,000   ++Toll Brothers, Inc.                                        1,003,200     0.3



Merrill Lynch Mid Cap Value Fund, January 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)


NORTH AMERICA                      Shares                                                                        Percent of
(concluded)  Industries             Held                             Investments                         Value   Net Assets
United       IT Consulting &        53,800   ++Computer Sciences Corporation                           $  2,394,100    0.7%
States       Services              235,600   ++J.D. Edwards & Company                                     3,658,868     1.0
(concluded)                         78,300   ++Sungard Data Systems Inc.                                  2,348,217     0.7
                                                                                                       ------------    ----
                                                                                                          8,401,185     2.4

             Industrial            117,500   Tyco International Ltd.                                      4,130,125     1.2
             Conglomerates

             Insurance              59,000   ACE Limited                                                  2,292,150     0.7

             Internet &            124,600   ++Amazon.com, Inc.                                           1,768,074     0.5
             Catalog Retail

             Internet            1,644,700   ++Commerce One, Inc.                                         3,717,022     1.1
             Software &            234,300   ++EarthLink, Inc.                                            2,223,507     0.6
             Services              446,300   ++Liberate Technologies, Inc.                                3,708,753     1.1
                                 1,840,700   ++Vignette Corporation                                       6,828,997     1.9
                                   232,200   ++Vitria Technology, Inc.                                    1,513,944     0.4
                                                                                                       ------------    ----
                                                                                                         17,992,223     5.1

             Machinery              18,400   Deere & Company                                                809,048     0.2
                                    23,700   Eaton Corporation                                            1,743,846     0.5
                                    88,200   ITT Industries, Inc.                                         4,682,538     1.3
                                   100,600   Ingersoll-Rand Company (Class A)                             4,449,538     1.3
                                                                                                       ------------    ----
                                                                                                         11,684,970     3.3

             Media                 116,600   ++DoubleClick Inc.                                           1,314,082     0.4
                                    65,500   Harte-Hanks, Inc.                                            1,883,125     0.5
                                   216,300   The Interpublic Group of Companies, Inc.                     6,244,581     1.8
                                    49,100   Knight Ridder, Inc.                                          3,056,475     0.9
                                   365,700   ++Paxson Communications Corporation                          3,583,860     1.0
                                   245,400   The Reader's Digest Association, Inc. (Class A)              5,251,560     1.5
                                                                                                       ------------    ----
                                                                                                         21,333,683     6.1

             Multiline Retail       17,100   ++Dollar Tree Stores, Inc.                                     564,300     0.1
                                    56,600   ++Federated Department Stores, Inc.                          2,355,692     0.7
                                    97,700   Nordstrom, Inc.                                              2,471,810     0.7
                                                                                                       ------------    ----
                                                                                                          5,391,802     1.5

             Oil & Gas              82,100   Burlington Resources Inc.                                    2,811,104     0.8
                                    55,069   Devon Energy Corporation                                     2,049,668     0.6
                                   135,300   Noble Affiliates, Inc.                                       4,397,250     1.3
                                   113,500   Sunoco, Inc.                                                 4,376,560     1.2
                                   120,900   Unocal Corporation                                           4,225,455     1.2
                                   102,800   XTO Energy, Inc.                                             1,664,332     0.5
                                                                                                       ------------    ----
                                                                                                         19,524,369     5.6

             Paper & Forest        102,900   Boise Cascade Corporation                                    3,663,240     1.0
             Products

             Real Estate            55,000   Crescent Real Estate Equities Company                          949,850     0.3
                                   176,600   Equity Office Properties Trust                               5,084,314     1.4
                                   150,000   ++Security Capital Group Incorporated (Class B)              3,817,500     1.1
                                   104,900   Simon Property Group, Inc.                                   3,177,421     0.9
                                                                                                       ------------    ----
                                                                                                         13,029,085     3.7

             Road & Rail           125,700   CNF Transportation Inc.                                      4,148,100     1.2
                                   152,900   Ryder System, Inc.                                           3,819,442     1.1
                                                                                                       ------------    ----
                                                                                                          7,967,542     2.3

             Semiconductor         203,500   ++Applied Micro Circuits Corporation                         2,067,560     0.6
             Equipment &            45,100   ++Broadcom Corporation (Class A)                             1,914,946     0.5
             Products               47,000   ++Cypress Semiconductor Corporation                          1,022,720     0.3
                                    67,500   ++TriQuint Semiconductor, Inc.                                 742,500     0.2
                                                                                                       ------------    ----
                                                                                                          5,747,726     1.6

             Software              142,000   Computer Associates International, Inc.                      4,893,320     1.4
                                    66,700   ++Legato Systems, Inc.                                         933,800     0.3
                                   100,000   ++Novell, Inc.                                                 523,000     0.1
                                   993,100   ++Parametric Technology Corporation                          6,822,597     1.9
                                   147,100   ++RSA Security Inc.                                          1,648,991     0.5
                                    49,300   ++Sybase, Inc.                                                 892,823     0.3
                                    38,600   ++THQ Inc.                                                   1,738,158     0.5
                                   335,900   ++TIBCO Software Inc.                                        5,374,400     1.5
                                                                                                       ------------    ----
                                                                                                         22,827,089     6.5

             Specialty Retail       73,400   ++American Eagle Outfitters, Inc.                            1,866,562     0.5
                                    41,800   ++AnnTaylor Stores Corporation                               1,619,750     0.5
                                   235,600   Intimate Brands, Inc.                                        4,299,700     1.2
                                    27,300   ++Linens ,n Things, Inc.                                       787,605     0.2
                                   143,900   RadioShack Corporation                                       4,535,728     1.3
                                    93,200   Ross Stores, Inc.                                            3,385,956     1.0
                                                                                                       ------------    ----
                                                                                                         16,495,301     4.7

                                             Total Investments in the United States
                                             (Cost--$284,466,937)                                       321,028,679    91.4


                                             Total Investments in North America
                                             (Cost--$288,333,800)                                       325,231,667    92.6



SHORT-TERM                          Face
SECURITIES                         Amount                               Issue
             Commercial      $   6,297,000   General Motors Acceptance Corp., 1.98% due 2/01/2002         6,297,000     1.8
             Paper*             10,000,000   International Lease Finance Corporation, 1.67% due
                                             2/07/2002                                                    9,997,217     2.9

             US Government      10,000,000   Federal Home Loan Mortgage Corporation, 1.605% due
             Agency                          2/12/2002                                                    9,995,096     2.8
             Obligations*

                                             Total Investments in Short-Term Securities
                                             (Cost--$26,289,313)                                         26,289,313     7.5


             Total Investments (Cost--$314,623,113)                                                     351,520,980   100.1
             Liabilities in Excess of Other Assets                                                        (183,457)   (0.1)
                                                                                                       ------------  ------
             Net Assets                                                                                $351,337,523  100.0%
                                                                                                       ============  ======


*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, January 31, 2002


STATEMENT OF ASSETS AND LIABILITIES


                As of January 31, 2002
Assets:         Investments, at value (including securities loaned of $41,424,104)
                (identified cost--$314,623,113)                                                              $  351,520,980
                Investments held as collateral for loaned securities, at value                                   42,473,500
                Receivables:
                   Securities sold                                                       $    4,470,125
                   Capital shares sold                                                        2,863,496
                   Dividends                                                                    153,137
                   Loaned securities                                                             11,066           7,497,824
                                                                                         --------------
                Prepaid registration fees and other assets                                                           34,641
                                                                                                             --------------
                Total assets                                                                                    401,526,945
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                        42,473,500
                Payables:
                   Securities purchased                                                       6,167,786
                   Capital shares redeemed                                                      574,956
                   Distributor                                                                  206,297
                   Investment adviser                                                           203,884           7,152,923
                                                                                         --------------
                Accrued expenses and other liabilities                                                              562,999
                                                                                                             --------------
                Total liabilities                                                                                50,189,422
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  351,337,523
                                                                                                             ==============

Net Assets      Class A Shares of Capital Stock, $.10 par value, 6,250,000
Consist of:     shares authorized                                                                             $     423,852
                Class B Shares of Capital Stock, $.10 par value, 25,000,000
                shares authorized                                                                                   975,595
                Class C Shares of Capital Stock, $.10 par value, 6,250,000
                shares authorized                                                                                   482,987
                Class D Shares of Capital Stock, $.10 par value, 6,250,000
                shares authorized                                                                                   212,610
                Paid-in capital in excess of par                                                                310,035,194
                Undistributed realized capital gains on investments--net                 $    2,309,418
                Unrealized appreciation on investments--net                                  36,897,867
                                                                                         --------------
                Total accumulated earnings--net                                                                  39,207,285
                                                                                                             --------------
                Net assets                                                                                   $  351,337,523
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $72,569,510 and 4,238,516
Value:                   shares outstanding                                                                  $        17.12
                                                                                                             ==============
                Class B--Based on net assets of $162,315,808 and 9,755,948
                         shares outstanding                                                                  $        16.64
                                                                                                             ==============
                Class C--Based on net assets of $80,226,743 and 4,829,867
                         shares outstanding                                                                  $        16.61
                                                                                                             ==============
                Class D--Based on net assets of $36,225,462 and 2,126,104
                         shares outstanding                                                                  $        17.04
                                                                                                             ==============


See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended January 31, 2002
Investment      Dividends (net of $2,067 foreign withholding tax)                                            $    2,081,370
Income:         Interest                                                                                            850,186
                Securities lending--net                                                                              34,234
                                                                                                             --------------
                Total income                                                                                      2,965,790
                                                                                                             --------------

Expenses:       Investment advisory fees                                                 $    1,406,820
                Account maintenance and distribution fees--Class B                            1,084,526
                Account maintenance and distribution fees--Class C                              541,095
                Transfer agent fees--Class B                                                    326,100
                Transfer agent fees--Class C                                                    173,969
                Accounting services                                                             140,419
                Registration fees                                                               105,269
                Transfer agent fees--Class A                                                     85,925
                Professional fees                                                                65,890
                Printing and shareholder reports                                                 61,945
                Custodian fees                                                                   55,903
                Account maintenance fees--Class D                                                45,250
                Transfer agent fees--Class D                                                     44,285
                Directors' fees and expenses                                                     16,725
                Pricing fees                                                                        246
                Other                                                                            18,949
                                                                                         --------------
                Total expenses                                                                                    4,173,316
                                                                                                             --------------
                Investment loss--net                                                                            (1,207,526)
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 7,915,479
Unrealized      Change in unrealized appreciation on investments--net                                            17,949,355
Gain on                                                                                                      --------------
Investments     Net Increase in Net Assets Resulting from Operations                                         $   24,657,308
--Net:                                                                                                       ==============


See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, January 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
                                                                                                   January 31,
                Increase (Decrease) in Net Assets:                                             2002                 2001
Operations:     Investment loss--net                                                     $  (1,207,526)      $    (717,114)
                Realized gain on investments--net                                             7,915,479          11,631,530
                Change in unrealized appreciation on investments--net                        17,949,355          16,734,646
                                                                                         --------------      --------------
                Net increase in net assets resulting from operations                         24,657,308          27,649,062
                                                                                         --------------      --------------

Distributions   Realized gain on investments--net:
to                 Class A                                                                  (1,140,359)           (140,600)
Shareholders:      Class B                                                                  (4,329,079)         (7,401,468)
                   Class C                                                                  (2,166,621)         (4,069,109)
                   Class D                                                                    (704,981)           (839,229)
                                                                                         --------------      --------------
                Net decrease in net assets resulting from distributions to
                shareholders                                                                (8,341,040)        (12,450,406)
                                                                                         --------------      --------------

Capital Share   Net increase in net assets derived from capital share
Transactions:   transactions                                                                218,957,063           2,304,466
                                                                                         --------------      --------------

Net Assets:     Total increase in net assets                                                235,273,331          17,503,122
                Beginning of year                                                           116,064,192          98,561,070
                                                                                         --------------      --------------
                End of year                                                              $  351,337,523      $  116,064,192
                                                                                         ==============      ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                                                       Class A
provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $   16.20    $   14.13    $   14.18    $   13.98    $   13.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income (loss)--net++                     .03       --++++          .15          .11          .07
                Realized and unrealized gain
                on investments--net                                1.62         4.33          .22         1.05         2.22
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.65         4.33          .37         1.16         2.29
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.73)       (2.26)        (.42)        (.96)       (1.89)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   17.12    $   16.20    $   14.13    $   14.18    $   13.98
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               10.56%       34.01%        2.57%        8.51%       17.12%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.10%        1.47%        1.41%        1.45%        1.63%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income (loss)--net                      .19%       (.01%)         .98%         .75%         .48%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  72,570    $   3,770    $     369    $     359    $     317
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               98.94%      153.48%       52.89%       40.10%       68.75%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, January 31, 2002


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios
have been derived from information                                                       Class B
provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $   15.86    $   13.72    $   13.92    $   13.75    $   13.39
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.12)        (.11)        (.02)        (.05)        (.09)
                Realized and unrealized gain on
                investments--net                                   1.56         4.17          .22         1.03         2.19
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.44         4.06          .20          .98         2.10
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.66)       (1.92)        (.40)        (.81)       (1.74)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   16.64    $   15.86    $   13.72    $   13.92    $   13.75
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                9.45%       32.50%        1.45%        7.32%       15.91%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.17%        2.62%        2.51%        2.55%        2.72%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                             (.78%)       (.80%)       (.11%)       (.35%)       (.60%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 162,316    $  67,062    $  59,736    $  62,419    $  48,073
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               98.94%      153.48%       52.89%       40.10%       68.75%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios
have been derived from information                                                       Class C
provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $   15.84    $   13.70    $   13.91    $   13.75    $   13.39
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.12)        (.12)        (.02)        (.06)        (.09)
                Realized and unrealized gain on
                investments--net                                   1.55         4.18          .21         1.03         2.19
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.43         4.06          .19          .97         2.10
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.66)       (1.92)        (.40)        (.81)       (1.74)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   16.61    $   15.84    $   13.70    $   13.91    $   13.75
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                9.38%       32.55%        1.38%        7.23%       15.93%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.19%        2.65%        2.55%        2.58%        2.75%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                             (.79%)       (.84%)       (.15%)       (.39%)       (.63%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  80,227    $  37,475    $  32,543    $  31,188    $  22,896
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               98.94%      153.48%       52.89%       40.10%       68.75%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, January 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios
have been derived from information                                                       Class D
provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $   16.14    $   14.05    $   14.13    $   13.94    $   13.54
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income (loss)--net++                  --++++       --++++          .11          .07          .03
                Realized and unrealized gain on
                investments--net                                   1.60         4.27          .22         1.04         2.22
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.60         4.27          .33         1.11         2.25
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.70)       (2.18)        (.41)        (.92)       (1.85)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   17.04    $   16.14    $   14.05    $   14.13    $   13.94
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               10.31%       33.66%        2.35%        8.19%       16.89%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.36%        1.78%        1.67%        1.70%        1.89%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income (loss)--net                    (.02%)         .02%         .73%         .50%         .23%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  36,225    $   7,757    $   5,913    $   6,236    $   5,314
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               98.94%      153.48%       52.89%       40.10%       68.75%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act as an open-end management investment company. The Fund is classified as diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which each Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Mid Cap Value Fund, January 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,207,526 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $1 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                           Account
                         Maintenance       Distribution
                             Fee                Fee

Class B                      .25%               .75%
Class C                      .25%               .75%
Class D                      .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               FAMD          MLPF&S

Class A                       $    17       $    308
Class D                       $12,895       $193,453


For the year ended January 31, 2002, MLPF&S received contingent deferred sales charges of $101,453 and $15,749 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of January 31, 2002, the Fund lent securities with a value of $496,650 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of January 31, 2002, cash collateral of $42,473,500 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended January 31, 2002, QA Advisors received $3,951 in securities lending agent fees.

In addition, MLPF&S received $130,036 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the year ended January 31, 2002, the Fund reimbursed MLIM
$14,297 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2002 were $377,903,705 and $190,795,010, respectively.

Net realized gains (losses) for the year ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments              $   7,915,551      $  36,897,867
Short-term investments                      (72)                 --
                                   -------------      -------------
Total                              $   7,915,479      $  36,897,867
                                   =============      =============


As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $32,017,769, of which $44,021,908 related to appreciated securities and $12,004,139 related to depreciated securities. At January 31, 2002, the aggregate cost of investments for Federal income tax purposes was $319,503,211.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $218,957,063 and $2,304,466 for the years ended January 31, 2002 and January 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            4,630,669      $  74,773,565
Shares issued to shareholders in
reinvestment of distributions             65,349          1,039,651
                                   -------------      -------------
Total issued                           4,696,018         75,813,216
Shares redeemed                        (690,280)       (10,867,441)
                                   -------------      -------------
Net increase                           4,005,738      $  64,945,775
                                   =============      =============



Merrill Lynch Mid Cap Value Fund, January 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                              226,327      $   3,451,889
Shares issued to shareholders in
reinvestment of distributions              8,532            119,315
                                   -------------      -------------
Total issued                             234,859          3,571,204
Shares redeemed                         (28,222)          (418,643)
                                   -------------      -------------
Net increase                             206,637      $   3,152,561
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            6,578,569      $ 104,187,016
Shares issued to shareholders in
reinvestment of distributions            244,739          3,745,298
                                   -------------      -------------
Total issued                           6,823,308        107,932,314
Automatic conversion of shares         (244,015)        (3,834,201)
Shares redeemed                      (1,051,337)       (16,207,732)
                                   -------------      -------------
Net increase                           5,527,956      $  87,890,381
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                              645,211      $   9,356,958
Shares issued to shareholders in
reinvestment of distributions            468,219          6,372,842
                                   -------------      -------------
Total issued                           1,113,430         15,729,800
Automatic conversion of shares          (52,544)          (756,755)
Shares redeemed                      (1,188,128)       (16,659,091)
                                   -------------      -------------
Net decrease                           (127,242)      $ (1,686,046)
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            2,937,992      $  46,484,652
Shares issued to shareholders in
reinvestment of distributions            121,326          1,854,257
                                   -------------      -------------
Total issued                           3,059,318         48,338,909
Shares redeemed                        (595,536)        (9,133,149)
                                   -------------      -------------
Net increase                           2,463,782      $  39,205,760
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                              499,744      $   7,162,484
Shares issued to shareholders in
reinvestment of distributions            248,293          3,374,662
                                   -------------      -------------
Total issued                             748,037         10,537,146
Shares redeemed                        (756,925)       (10,601,169)
                                   -------------      -------------
Net decrease                             (8,888)     $     (64,023)
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            1,617,163      $  26,419,946
Automatic conversion of shares           238,665          3,834,201
Shares issued to shareholders in
reinvestment of distributions             40,558            637,028
                                   -------------      -------------
Total issued                           1,896,386         30,891,175
Shares redeemed                        (250,960)        (3,976,028)
                                   -------------      -------------
Net increase                           1,645,426      $  26,915,147
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                               91,178      $   1,356,647
Automatic conversion of shares            51,385            756,755
Shares issued to shareholders in
reinvestment of distributions             52,780            730,963
                                   -------------      -------------
Total issued                             195,343          2,844,365
Shares redeemed                        (135,611)        (1,942,391)
                                   -------------      -------------
Net increase                              59,732      $     901,974
                                   =============      =============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended January 31, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended January 31, 2002 and January 31, 2001 was as follows:


                                      1/31/2002        1/31/2001
Distributions paid from:
   Ordinary income                 $   7,706,130      $     930,563
   Net long-term capital gains           634,910         11,519,843
                                   -------------      -------------
Total taxable distributions        $   8,341,040      $  12,450,406
                                   =============      =============


As of January 31, 2002, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                    $   6,568,861
Undistributed long-term capital gains--net                  620,655
                                                      -------------
Total undistributed earnings--net                         7,189,516
Unrealized gains--net                                   32,017,769*
                                                      -------------
Total accumulated earnings--net                       $  39,207,285
                                                      =============


*The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to distributions applicable to 2002 for tax purposes and the tax deferral of losses on wash sales.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Mid Cap Value Fund of
The Asset Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Mid Cap Value Fund as of January 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Mid Cap Value Fund as of January 31, 2002, the results of its operation, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
March 8, 2002



Merrill Lynch Mid Cap Value Fund, January 31, 2002


OFFICERS AND DIRECTORS

                                                                                                Number of        Other
                                                                                              Portfolios in    Director-
                        Position(s)     Length                                                 Fund Complex      ships
                            Held       of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund      Served    Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*          President     1999 to    Chairman, Americas Region since 2001, and        196         None
800 Scudders Mill Road   and           present    Executive Vice President since 1983 of
Plainsboro, NJ 08536     Director                 Fund Asset Management ("FAM") and Merrill
Age: 61                                           Lynch Investment Managers, L.P. ("MLIM");
                                                  President of Merrill Lynch Mutual Funds
                                                  since 1999; President of FAM Distributors,
                                                  Inc. ("FAMD") since 1986 and Director
                                                  thereof since 1991; Executive Vice
                                                  President and Director of Princeton
                                                  Services, Inc. ("Princeton Services")
                                                  since 1993; President of Princeton
                                                  Administrators, L.P. since 1988;
                                                  Director of Financial Data Services,
                                                  Inc., since 1985.



*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




                                                                                                Number of        Other
                                                                                              Portfolios in    Director-
                        Position(s)     Length                                                 Fund Complex      ships
                            Held       of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund     Served*    Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors

Joe Grills               Director      1994 to    Member of CIEBA since 1986.                      49          Duke
P.O. Box 98                            present                                                                 Management
Rapidan, VA 22733                                                                                              Company;
Age: 66                                                                                                        LaSalle
                                                                                                               Street Fund;
                                                                                                               Kimco
                                                                                                               Realty;
                                                                                                               Montpelier
                                                                                                               Foundation


Robert S. Salomon        Director      1997 to    Principal of STI Management since 1994.          36          Common-
106 Dolphin Cove Quay                  present                                                                 Fund;
Stamford, CT 06902                                                                                             Investment
Age: 65                                                                                                        Management
                                                                                                               Workshop



Melvin R. Seiden         Director      1981 to    Retired.                                         36          Silbanc
780 Third Avenue,                      present                                                                 Properties,
Suite 2502                                                                                                     Ltd.
New York, NY 10017
Age: 71


Stephen B. Swensrud      Director      1983 to    Chairman, Fernwood Advisors since 1996.          87          International
88 Broad Street,                       present                                                                 Mobile
2nd Floor                                                                                                      Communi-
Boston, MA 02110                                                                                               cations,
Age: 68                                                                                                        Inc.


*The Director's term is unlimited.



                        Position(s)       Length
                            Held         of Time
Name, Address & Age      with Fund       Served*      Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice             Vice         First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011           President        President    thereof since 1999; Senior Vice President and Treasurer of
Princeton,              and              since        Princeton Services since 1999; Vice President of FAMD since
NJ 08543-9011           Treasurer        1993 and     1999; Vice President of FAM and MLIM from 1990 to 1997;
Age: 41                                  Treasurer    Director of Taxation of MLIM since 1990.
                                         since
                                         1999


Allan J. Oster          Secretary        1999 to      Vice President (Legal Advisory) of the Investment Adviser since
P.O. Box 9011                            present      2000; Attorney with the Investment Adviser since 1999; Associate,
Princeton,                                            Drinker Biddle & Reath LLP from 1996 to 1999; Senior Counsel, U.S.
NJ 08543-9011                                         Securities and Exchange Commission from 1991 to 1996.
Age: 37


Robert C. Doll, Jr.     Senior Vice      2000 to      President of FAM and MLIM; Co-Head (Americas Region) thereof from
P.O. Box 9011           President        present      2000 to 2001 and Senior Vice President thereof from 1999 to 2001;
Princeton,                                            Director of Princeton Services; Chief Investment Officer of
NJ 08543-9011                                         Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof
Age: 47                                               from 1991 to 1999.


R. Elise Baum           Senior Vice      2000 to      First Vice President of the Investment Adviser since 1999; Vice
P.O. Box 9011           President        present      President since 1995; Senior Fund Analyst from 1994 to 1995; Fund
Princeton,                                            Analyst from 1993 to 1994; Consultant from 1992 to 1993.
NJ 08543-9011
Age: 40


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Walter Mintz, Director of Merrill Lynch Mid Cap Value Fund, has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863